UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 6, 2007

SANGUI BIOTECH INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

000-21271	84-1330732
(Commission File Number)	(IRS Employer Identification No.)

Alfred-Herrhausen-Str. 44, 58455 Witten, Germany
(Address of Principal Executive Offices) (Zip Code)

011-49-2302-915-204
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Entry into Letter of Intent with HemCon

    On April 15, 2008 the Registrant signed a letter of intent with HemCon Medical Techolologies, Inc. to develop technology relating to Chitosan wound care products.  The Registrant will license exclusive worldwide sales and marketing rights in exchange for Hemecon managing the submission of the Chitosan wound care products to the United States Food and Drug Administration.

    A press release related to this event is attached as Exhibit 99.07 to this Current Report on Form 8-K.

Sale of Capital Securities in Wholly Owned Subsidiary

    On April 25, 2008 the Registrant entered into letters of intent with various European investors to sell 10% of the capital securities of its wholly owned subsidiary, Sangui BioTech GmbH, for approximately 722,000 Euros.  Payments for the purchase were received in their entirety by the Registrant by May 16, 2008.  The closing of this transaction is subject to German Law and is anticipated to be complete within eight weeks of filing with the German Register of Commercial Companies which is scheduled for June 11, 1008 in Witten Germany.

    One of the investors in this transaction is the current Managing Director of the wholly owned subsidiary; he is receiving his ownership interest in consideration of past services rendered for the Company in the amount of 50,000 Euros.

    A press release related to these events is attached as Exhibit 99.05 to this Current Report on Form 8-K.

Item 2.01    Completion of Acquistion or Disposition of Assets

    The description of the sale of 10% of the capital securities of the Registrant's wholly owned subsidiary, Sangui BioTech, GmbH is set forth above under Item 1.01 and is incorporated herein by reference.

Item 2.02    Results of Operations and Financial Condition

    The Registrant published its financial statements for its fiscal year ended June 30, 2006, on April 3, 2008 on Form 10-KSB as filed with the SEC.  The Registrant stated that it had almost tripled its sales of cosmetics and wound management products, although from a low level.  In fiscal year 2006, Sangui yielded sales of approximately USD 137,000 and a Gross Profit of approximately USD 19,000.  Due to the ongoing cost containment program operating expenses were down 25% to approximately USD 758,000.  The company reports a net loss for the year of approximately USD 743,000.  The resulting accumulated deficit amounts to approximately USD 21.8 million.  Total shareholders’ deficit as of June 30, 2006 stands at approximately USD 384,000.  Net cash used in operating activities of approximately USD 283,000 was partially offset by cash inflows from financing activities in the amount of approximately USD 235,000.

    These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  In order for the Company to continue its operation at its existing levels, the Company will require significant additional funds.  Therefore, the Company is dependent on funds raised through equity or debt offerings.  In the course of the 2007 calendar year several European investors provided cash inflows to the company of more than EUR 0.6 million.

    Preliminary unaudited figures for Sangui’s fiscal year ended June 30, 2007, indicate that Sangui yielded sales in this period of approximately USD 373,000.  An increase in operating expenses which is attributable to increased marketing and sales efforts is the main factor for the resulting net loss of approximately USD 704,000.

    Cornerstones of Sangui’s current business include sales of cosmetics and wound management products through different distribution partners in Germany and abroad.  Sales in several Arab countries are subject to their registration in the respective countries.  Sangui is not involved in these registration procedures and has no influence on them.  At present, there is no reliable basis to predict when sales will start and which volumes may be generated.  Negotiations about raising a substantial mezzanine loan were now discontinued as conditions appeared to be unfavorable for the company.  Further business opportunities are largely dependent on the successful registration of Sangui’s Hemospray wound spray.  The company’s current plans anticipate that the registration for sales in the European Union may be obtained in the course of calendar year 2008.

    A press release related to this information is attached as Exhibit 99.04 to this Current Report on Form 8-K.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Dr. Wolfgang Barnikol from positions of Chief Executive Officer and Chief Financial Officer

    On March 30, 2008, Dr. Wolfgang Barnikol amicably resigned as the Company’s Chief Executive Officer and Chief Financial Officer effective April 3, 2008.  Dr. Barnikol's resignation was not due to any disagreement with the Company and he remains a Director of the Company.  A press release related to Dr. Barnikol's resignation is attached as Exhibit 99.04 to this Current Report on Form 8-K.

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Appointment of Thomas Striepe as Chief Executive Officer

    On April 8, 2008, the Board of Directors appointed Thomas Striepe to serve as Chief Executive Officer of the Company.  Mr. Striepe is the Vice President of Accounting and Controller at Dr. Ludz GmbH, Hamburg, Germany, a financial services company.  Prior to joining Dr. Ludz GmbH in 2004, he held management positions in the accounting departments of several German and international corporations.  He holds an MBA from Hamburg University.  Mr. Striepe does not have an employment agreement with the Company nor have the terms of any severance agreement with the Company been finalized.  The Company will file an amendment to this Current Report on Form 8-K with Mr. Striepe’s employment agreement once it is finalized.  A press release related to Mr. Striepe's appointment is attached as Exhibit 99.04 to this Current Report on Form 8-K.

    Mr. Striepe has no family relationships with any other director or executive officer of the Company or any person nominated to become a director or executive officer of the Company.  There are no arrangements or understandings between any of the directors or executive officers, or any other person or person pursuant to which they were selected as directors and/or officers.

    A press release related to this event is attached as Exhibit 99.04 to this Current Report on Form 8-K.

Appointment of Joachim Fleing as Chief Financial Officer

    On April 8, 2008, the Board of Directors appointed Joachim Fleing to serve as Chief Financial Officer of the Company.  Mr. Fleing is a communications specialist.  His professional experience includes the position of a communications officer and the position as an account director at an international PR agency.  Mr. Fleing holds a PhD from Wuppertal University.  Mr. Fleing does not have an employment agreement with the Company nor have the terms of any severance agreement with the Company been finalized.  The Company will file an amendment to this Current Report on Form 8-K with Mr. Fleing's employment agreement once it is finalized. A press release related to Mr. Fleing's appointment is attached as Exhibit 99.04 to this Current Report on Form 8-K.

    Mr. Fleing has no family relationships with any other director or executive officer of the Company or any person nominated to become a director or executive officer of the Company.  There are no arrangements or understandings between any of the directors or executive officers, or any other person or person pursuant to which they were selected as directors and/or officers.

    A press release related to this event is attached as Exhibit 99.04 to this Current Report on Form 8-K.

Item 8.01    Other Events

Press Releases

    On August 6, 2007 the Registrant issued a press release stating that applications have now been filed with the Ministry of the Economy of the United Arabian Emirates to sell Sangui cosmetics and wound management products in several Arabian markets.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.01.

    On October 22, 2007 the Registrant issued a press release stating that Medicoforum and Sangui have discontinued their partnership and that EU HEMO2SPRAY authorization to be carried out by the successful CHITOSKIN team.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.02.

    On December 4, 2007 the Registrant issued a press release stating that Sangui partnership with Sangui Latino America has entered a new phase and that a second wound ambulance has been established in Monterrey.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.03.

    On April 8, 2008 the Registrant issued a press release stating that Sangui BioTech International, Inc., reports sales increase, continued losses and that Wolfgang Barnikol has resigned from his executive positions.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.04.

    On April 21, 2008 the Registrant issued a press release stating that various European Investors are acquiring a 10% share in Sangui BioTech GmbH.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.05.

    On May 20, 2008 the Registrant issued a press release stating the first sales of products had been made in some Arab countries.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.06.

     On May 28, 2008 the Registrant issued a joint press release stating that it and HemCon Medical Technologies Inc. will use SanguiBioTech GmbH's Chitoskin technology platform to help further innovations in hemostatic bandages and wound care dressings for the acute care market.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.07.

     On June 5, 2008 the Registrant issued a press release stating SanguiBioTech GmbH has submitted comprehensive documentation as a part of the registration of its HEMO2SPRAY wound spray as required by the CE standards of the European Union.  A copy of the Press Release is attached hereto and incorporated herein by this reference as Exhibit 99.08.

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Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.01	Press Release dated August 6, 2007

99.02	Press Release dated October 22, 2007

99.03	Press Release dated December 4, 2007

99.04	Press Release dated April 8, 2008

99.05	Press Release dated April 21, 2008

99.06	Press Release dated May 20, 2008

99.07	Press Release dated May 28, 2008

99.08	Press Release dated June 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGUI BIOTECH INTERNATIONAL, INC.

Dated: June 6, 2008         /s/ Thomas Striepe
                    __________________________________________
                    By: Thomas Striepe
                    Chief Executive Officer

Dated: June 6, 2008         /s/ Joachim Fleing
                    __________________________________________
                    By: Joachim Fleing
                Chief Financial Officer

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